Exhibit 10.78

FINANCIAL SETTLEMENT AGREEMENT This FINANCIAL SETTLEMENT AGREEMENT (the "Agreement" ), effective as of June 30 , 2024 ("Effective Date" ), is entered into by and among Chivo, Sociedad Anónima de Capital Variable, a Salvadorean corporation ("Chivo") , Athena Holdings El Salvador, Sociedad Anonima de Capital Variable, a Salvadorean corporation ("Athena El Salvador") , Athena Bitcoin, Inc . , a Delaware corporation ("Athena US") , Athena Bitcoin Global, a Nevada corporation ("Athena Bitcoin Global") , each, individually referred to as ("Party") and collectively as ("Parties") . Athena El Salvador, Athena US, and Athena Bitcoin Global shall be referred to as "Athena" . RECITALS WHEREAS, Athena Holdings El Salvador, Sociedad Anónima de Capital Variable, a Salvadorean corporation, Athena Bitcoin, Inc . , Athena Bitcoin Global, and Chivo, Sociedad Anónima de Capital Variable, entered into the Master Service Agreement and the Service Level Agreement effective as of July 1 , 2022 . WHEREAS, Athena Holdings El Salvador, Sociedad Anónima de Capital Variable, a Salvadorean corporation, Athena Bitcoin, Inc . , Athena Bitcoin Global, and Chivo, Sociedad Anónima de Capital Variable, initiated a financial reconciliation process . NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows : 1. Financial Settlement . Athena and Chivo have settled all outstanding fees resulting from the financial reconciliation that took place between both parties, having reached a mutually satisfactory agreement on how to proceed in relation to the conclusions reached . 2. Release of Chivo . Except as otherwise allowable under this Agreement or otherwise necessary to enforce the terms of this Agreement, for consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby expressly acknowledged by the Parties, Athena, for themselves and each of their present, former, and future parents, predecessors, successors, assigns, assignees, owners, members, officers, shareholders and directors (whether acting in such capacity or individually), attorneys, representatives, employees, managers, heirs, executors, or administrators, and all those who claim through them or could claim through them, unconditionally and irrevocably remise, waive, satisfy, release, acquit, and discharge Chivo and each of their present, former, and future parents, predecessors, and each person or entity acting or purporting to act for them or on their behalf, and each of them, respectively, from and against any and all past, present and future claims, counterclaims, actions, causes of action, set - offs, controversies, or liabilities, whether known or unknown or capable of being known, arising at law or in equity, by right of action or otherwise, including, but not limited to, suits, debts, accounts, bills, compensation, damages, judgments, executions, warranties, expenses, claims, and demands whatsoever that Athena, or their attorneys, agents, representatives, predecessors, successors, and assigns have or may have against Chivo, for, upon, or by reason of any matter, cause, or thing, whatsoever, in law or equity, in connection with or

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arising from any fees in relation to the MSA and the SLA effective as of July 1, 2022, through the date upon which this financial settlement is effective. 3. Release of Athena . Except as otherwise allowable under this Agreement or otherwise necessary to enforce the terms of this Agreement, for consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby expressly acknowledged by the Parties, Chivo, for itself and each of its present, former, and future parents, predecessors, successors, assigns, assignees, owners, members, officers, shareholders and directors (whether acting in such capacity or individually), attorneys, representatives, employees, managers, heirs, executors, or administrators, and all those who claim through them or could claim through them, unconditionally and irrevocably remise, waive, satisfy, release, acquit, and discharge Athena and each of their present, former, and future parents, predecessors, and each person or entity acting or purporting to act for them or on their behalf, and each of them, respectively, from and against any and all past, present and future claims, counterclaims, actions, causes of action, set - offs, controversies, or liabilities, whether known or unknown or capable of being known, arising at law or in equity, by right of action or otherwise, including, but not limited to, suits, debts, accounts, bills, compensation, damages, judgments, executions, warranties, expenses, claims, and demands whatsoever that Chivo, or its attorneys, agents, representatives, predecessors, successors, and assigns have or may have against Athena, for, upon, or by reason of any matter, cause, or thing, whatsoever, in law or equity, in connection with or arising from any fees in relation to the MSA and the SLA effective as of July 1 , 2022 , through the date upon which this financial settlement is effective . 4. Representations and Indemnifications . The Parties represent and warrant to each other that each is the sole and lawful owner of all right, title, and interest in and to every claim and other matter that each releases and/or waives in this Agreement and that it has not previously assigned or transferred, or purported to do so, to any person or other entity any right, title, or interest in any such claim or other matter . In the event that such representation is false and any such claim or matter is asserted against any Party by anyone who is the assignee or transferee of such a claim or matter, then the Party who assigned or transferred such claim or matter shall fully indemnify, defend, and hold harmless the Party against whom such claim or matter is asserted and its successors from and against such claim or matter and from all actual costs, attorneys' fees, expenses, liabilities, and damages that such Party and its successors incur as a result of the assertion of such claim or matter . 5. Limitation of Release . This Agreement does not release : (a) claims arising out of the failure of any Party to perform in conformity with the terms of this Agreement ; (b) acts of bad faith or fraud, including acts of bad faith or fraud in connection with a Party's finances or financial statements as it relates to another Party to this Agreement, (c) failure to verify a Party's financial records, provided that such failure results in such Party's inability to calculate or make any required payments to another Party, (d) failure to maintain complete and accurate financial records during the terms of the MSA and SLA dated as of July 1 , 2022 , (e) failure to maintain complete and accurate records relating to the administration of bank accounts and fund flows used in the operating and maintaining Chivo ATMs, (f) matters not in connection nor arising out of the MSA and the SLA effective as of July 1 , 2022 , or (g) any future disputes between the Parties, including their successors and assigns .

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6. Non - Disparagement . The Parties agree and covenant that they each shall refrain from all conduct, verbal or otherwise, that disparages or damages or that could reasonably be foreseen to disparage or damage the reputation, goodwill, or standing in the industry of the other Party or Parties or their owners, members, directors, managers, officers, employees, representatives, attorneys, or advisors including, but not limited to, making, publishing, or communicating to any person or entity, or in any public forum, any defamatory or disparaging remarks, comments, or statements concerning the other Party or Parties or their business, or any of its owners, members, managers, employees, officers or directors, or its existing or prospective customers, suppliers, investors, and other associated third parties, now or in the future . Nothing in this section shall prohibit either Party from exercising its rights or remedies under this Agreement or under law and equity . 7. Confidentiality . The Parties agree and covenant that they shall not, directly or indirectly, without the prior written consent of the other Parties, disclose the terms or existence of this Agreement, or any information or evidence elicited or exchanged in relation to the released matters, to any person or entity, other than to such Party's attorneys and accountants strictly for purposes of the transactions contemplated hereby . The confidentiality provision is a material term of this Agreement, breach of which will cause the other Parties irreparable harm . If any Party is required by an appropriate order of a competent court or governmental authority to disclose the terms of this Agreement to individuals other than those set forth herein, the disclosing Party shall notify the other Parties, in writing, at least fifteen (15) days prior to such disclosure . The terms of this section shall survive any termination of this Agreement . 8. Breach ; Damages ; and Remedies . If a Party fails to perform any of the covenants as set forth in this Agreement, or otherwise breaches any material representation, covenant, or warranty under this Agreement, the other Party or Parties may pursue any and all legal or equitable remedies available to it . In such an action, the prevailing party shall be entitled to an award for reimbursement of any and all attorneys' fees, expenses and costs incurred by the prevailing party in furtherance of pursuing or defending the action . 9. Governing Law ; Jurisdiction ; Venue . This Agreement shall be governed by and construed in accordance with the internal laws of the state of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the state of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the state of Florida . The Parties will make a good - faith effort to settle between themselves any claim, dispute, or controversy (each, a "Dispute") arising out of or in connection with this Agreement . If any Dispute cannot be settled within thirty (30) days after notice of such Dispute is provided by one Party to the other Party, such Dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules . The place of arbitration shall be Miami, Florida . 10. Severability . If any provision of the Agreement or the application thereof is held invalid by a court, arbitrator, or government agency of competent jurisdiction, the Parties agree that such a determination of invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions and thus shall remain in full force and effect or application .

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11 . Successors and Assigns . This Agreement shall bind and inure to the benefit of the Parties and their respective successors, assigns, administrative agents, heirs and estate, as the case may be . No Party may assign, delegate, or convey its rights and obligations under this Agreement, whether by operation of law or otherwise, to any third party without the prior consent of the other Parties hereto . 13. Final and Binding Agreement . The Parties acknowledge that this Agreement is a full and final accord and satisfaction and shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, agents, representatives, successors, and assigns . 14. No Oral Modification . This Agreement shall not be altered, amended, or modified by oral representation made before or after the execution of this Agreement . All modifications must be in writing and duly executed by all Parties . 15. Entire Agreement . This Agreement constitutes a single, integrated, written contract expressing the entire understanding and agreement among the Parties, and the terms of the Agreement are contractual and not merely recitals . No other agreement, written or oral, expressed or implied, exists among the Parties with respect to the subject matter of this Agreement, and the Parties represent that no promise, inducement, or other agreement not expressly contained in this Agreement has been made conferring any benefit upon them . 16. Notices . All notices, requests, consents and other communications pursuant to this Agreement shall be delivered by email or in writing to the applicable address below and will be deemed given : (a) upon receipt when delivered personally ; (b) two (2) days (other than weekends or Salvadorean public holidays) after it is sent if sent by certified or registered mail (return receipt requested) ; (c) one (1) day (other than weekends or Salvadorean public holidays) after it is sent if by next day delivery by a major commercial delivery service ; or (d) one (1) day after it is sent . Athena Bitcoin Global 1 SE 3rd Ave. Suite 2740, Miami, FL. 33131 legal@athenabitcoin.com Athena Bitcoin, Inc. 1 SE 3rd Ave. Suite 2740, Miami, FL. 33131 legal@athenabitcoin.com Athena Holdings El Salvador, SA DE CV Edificio Insigne, nivel 10, oficina 1010, Av. Las Magnolias San Salvador, El Salvador. legal@athenabitcoin.com Chivo, Sociedad Anónima de Capital Variable Boulevard del Hipodromo Local 8, #243, Century Tower Sergio Viera de Mello San Salvador, El Salvador. legal@chivowallet.com 17. Counterparts . This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one instrument . 18. Headings and Captions . The headings and captions inserted into this Agreement are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Agreement, or any provision hereof, or in any way affect the interpretation of this Agreement . 19. Authorized Representative . Authorized Representative represents and warrants that he is an authorized representative of each of Athena Holdings El Salvador SA DE CV, Athena Bitcoin, Inc . , Athena Bitcoin Global, Chivo, S . A . de C . V . and has the full authorization and authority to

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execute this Agreement. Authorized Representative represents and warrants that he has had the opportunity to consult legal counsel prior to executing this Agreement. [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this financial settlement agreement to be executed by their duly authorized representatives. Athena Bitcoin, Inc. By : Matias Goldenhorn (Jan 31 , 2025 18 : 53 CST) Name : Matias Goldenhorn Title : CEO Chivo, Sociedad Anónima de Capital Variable. By: Raymond (Feb 11, 2025 10:36 CST) Name: Raymon Villalta Title: CEO Athena Bitcoin Global By: Matias Goldenhorn (Jan 31, 2025 18:53 CST) Name: Matias Goldenhorn Title: CEO Athena Holdings El Salvador, S.A. DE C.V. By: Carlos Miguel Rivas Carrillo (Jan 21, 2025 11:31 CST) Name: Carlos Rivas Title: Legal Representative

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FINANCIAL SETTLEMENT AGREEMENT ATHENA CHIVO 0125 Final Audit Report 2025 - 02 - 11 Created: By: Status: 2025 - 01 - 21 Julissa Vásquez (julissa.vasquez@chivowallet.com) Signed Transaction ID: CBJCHBCAABAAX0ANWShRn_VVQ8NPJ4Ox36fLBMccmZZ6 "FINANCIAL SETTLEMENT AGREEMENT ATHENA CHIVO 01 25" History Document created by Julissa Vásquez (julissa.vasquez@chivowallet.com) 2025 - 01 - 21 - 3:58:36 PM GMT Document emailed to Carlos Miguel Rivas Carrillo (carlos@athena.sv) for signature 2025 - 01 - 21 - 4:19:48 PM GMT Document emailed to matias@athenabitcoin.com for signature 2025 - 01 - 21 - 4:19:48 PM GMT Document emailed to raymond@chivowallet.com for signature 2025 - 01 - 21 - 4:19:48 PM GMT Email viewed by Carlos Miguel Rivas Carrillo (carlos@athena.sv) 2025 - 01 - 21 - 5:29:59 PM GMT Document e - signed by Carlos Miguel Rivas Carrillo (carlos@athena.sv) Signature Date: 2025 - 01 - 21 - 5:31:11 PM GMT - Time Source: server Email viewed by matias@athenabitcoin.com 2025 - 02 - 01 - 0:51:38 AM GMT New document URL requested by matias@athenabitcoin.com 2025 - 02 - 01 - 0:51:52 AM GMT Signer matias@athenabitcoin.com entered name at signing as Matias Goldenhorn 2025 - 02 - 01 - 0:53:42 AM GMT Document e - signed by Matias Goldenhorn (matias@athenabitcoin.com) Signature Date: 2025 - 02 - 01 - 0:53:44 AM GMT - Time Source: server

New document URL requested by Carlos Miguel Rivas Carrillo (carlos@athena.sv) 2025 - 02 - 11 - 3:45:15 PM GMT Email viewed by raymond@chivowallet.com 2025 - 02 - 11 - 4:35:31 PM GMT Signer raymond@chivowallet.com entered name at signing as Raymond 2025 - 02 - 11 - 4:36:00 PM GMT Document e - signed by Raymond (raymond@chivowallet.com) Signature Date: 2025 - 02 - 11 - 4:36:02 PM GMT - Time Source: server Agreement completed. 2025 - 02 - 11 - 4:36:02 PM GMT